Defiance Hotel, Airline, and Cruise ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 99.1%	Shares	Value
Consumer Discretionary - 49.9%(a)
Accor SA	13,229	$598,610
Atour Lifestyle Holdings, Ltd. - ADR	6,528	185,069
Carnival Corporation (b)	65,648	1,282,105
Choice Hotels International, Inc. (c)	1,247	165,577
H World Group, Ltd. - ADR	18,013	666,661
Hanjin Kal Corporation	2,656	146,283
Hilton Worldwide Holdings, Inc.	8,440	1,920,522
Hyatt Hotels Corporation - Class A (c)	1,647	201,757
InterContinental Hotels Group PLC - ADR (c)	8,422	922,967
Kyoritsu Maintenance Company, Ltd.	6,700	139,430
Marriott International, Inc. - Class A	7,906	1,883,209
Minor International PCL - NVDR	328,600	254,259
Norwegian Cruise Line Holdings, Ltd. (b)	24,734	468,957
Resorttrust, Inc.	18,000	174,716
Royal Caribbean Cruises, Ltd.	9,296	1,909,770
Shangri-La Asia, Ltd.	196,000	113,867
Whitbread PLC	11,932	377,178
Wyndham Hotels & Resorts, Inc. (c)	3,908	353,713
		11,764,650

Industrials - 41.3%(a)
Air Canada (b)	16,442	161,878
Air China, Ltd. - Class H (b)	202,000	127,219
Air France-KLM (b)(c)	14,109	130,033
Alaska Air Group, Inc. (b)	7,663	377,173
American Airlines Group, Inc. (b)	39,536	417,105
ANA Holdings, Inc. (c)	14,500	267,572
Cathay Pacific Airways, Ltd.	75,000	99,868
China Airlines, Ltd.	286,000	193,811
Copa Holdings SA - Class A	1,692	156,442
Delta Air Lines, Inc.	36,079	1,573,044
Deutsche Lufthansa AG	48,556	351,208
easyJet PLC	35,622	203,366
Eva Airways Corporation	232,000	283,340
International Consolidated Airlines Group SA	182,296	614,184
Japan Airlines Company, Ltd. (c)	13,600	232,502
JetBlue Airways Corporation (b)(c)	25,339	122,134
Korean Air Lines Company, Ltd.	16,458	238,068
Latam Airlines Group SA - ADR (b)	9,439	295,252
Norwegian Air Shuttle ASA (b)	106,763	121,462
Qantas Airways, Ltd.	62,347	351,606
Ryanair Holdings PLC - ADR (c)	20,104	851,807
Singapore Airlines, Ltd.	108,000	545,584
SkyWest, Inc. (b)	2,315	202,262
Southwest Airlines Company (c)	16,961	569,550
United Airlines Holdings, Inc. (b)	16,635	1,148,647
Wizz Air Holdings PLC (b)(d)	5,316	101,690
		9,736,807

Real Estate - 7.9%
Apple Hospitality REIT, Inc.	13,516	174,492
DiamondRock Hospitality Company	15,545	120,007
Host Hotels & Resorts, Inc. (c)	26,935	382,746
Invincible Investment Corporation	510	214,859
Japan Hotel REIT Investment Corporation	372	180,353
Park Hotels & Resorts, Inc. (c)	14,035	149,894
Pebblebrook Hotel Trust (c)	8,793	89,073
RLJ Lodging Trust	13,645	107,659
Ryman Hospitality Properties, Inc. (c)	3,497	319,766
Sunstone Hotel Investors, Inc.	14,036	132,079
		1,870,928
TOTAL COMMON STOCKS (Cost $23,587,083)		23,372,385

SHORT-TERM INVESTMENTS - 19.1%		Value
Investments Purchased with Proceeds from Securities Lending - 18.4%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (e)	4,344,702	4,344,702

Money Market Funds - 0.7%	Shares
First American Government Obligations Fund - Class X, 4.27% (e)	165,206	165,206
TOTAL SHORT-TERM INVESTMENTS (Cost $4,509,908)		4,509,908

TOTAL INVESTMENTS - 118.2% (Cost $28,096,991)		27,882,293
Liabilities in Excess of Other Assets - (18.2)%		(4,292,697)
TOTAL NET ASSETS - 100.0%		$23,589,596
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
ASA - Advanced Subscription Agreement
LLC - Limited Liability Company
NVDR - Non-Voting Depositary Receipt
PCL - Public Company Limited
PLC - Public Limited Company
REIT - Real Estate Investment Trust

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $4,187,274 which represented 17.8% of net assets.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2025, the value of these securities total $101,690 or 0.4% of the Fund’s net assets.

(e)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Defiance Hotel, Airline, and Cruise ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$23,372,385	$–	$–	$23,372,385
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	4,344,702
Money Market Funds	165,206	–	–	165,206
Total Investments	$23,537,591	$–	$–	$27,882,293

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $4,344,702 presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.